(10)(a)        Independent Auditors' Consent

INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Post-Effective Amendment No. 24 to Registration Statement No. 002-82511 of Northbrook Variable Annuity Account of Northbrook Life Insurance Company on Form N-4 of our report dated February 25, 2000 relating to the financial statements and the related financial statement schedule of Northbrook Life Insurance Company, and our report dated March 27, 2000 relating to the financial statements of Northbrook Variable Annuity Account, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Northbrook Variable Annuity Account of Northbrook Life Insurance Company), which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.



Chicago, Illinois
April 19, 2000



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(10)(b)        Consent of Freedman, Levy, Kroll  & Simonds

FREEDMAN, LEVY, KROLL & SIMONDS



                                   CONSENT OF
                         FREEDMAN, LEVY, KROLL & SIMONDS


We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 24 to the Form N-4 Registration Statement of Northbrook Variable Annuity Account (File No. 002-82511).


                        /s/  Freedman, Levy, Kroll & Simonds
                        --------------------------------------
                        FREEDMAN, LEVY, KROLL & SIMONDS


Washington, D.C.
April 19, 2000